PROVIDENT

Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2021

December 31, 2020

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2021 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.71
52-Week Range:	$11.40 - $22.84
Shares Outstanding:	7,442,254 shares
Market Capitalization:	$116.9 million
P/E (ttm):	21.82x
Diluted EPS (ttm):	$0.72
Annual Dividend & Yield:	$0.56 (3.56%)
As of December 31, 2020	

Franchise Overview



Lancaster
Palmdale
Victorville
Hesperia
San Bernardino
Santa Barbara
Ventura
Oxnard
Thousand Oaks
Burbank
Pasadena
Pomona
Los Angeles
Ontario
Torrance
Fullerton
Orange
Santa Ana
Huntington Beach
Costa Mesa
Moreno Valley
Hemet
Palm Springs
Indio
La Quinta
Coachella
Oceanside
Escondido
Carlsbad
San Diego
Chula Vista
Tijuana
Mexicali
Calexico
El Centro
Brawley
Yuma
Blythe
Lake Havasu City
Bullhead City
Yucca Valley
Barstow
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Tenth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Interest Income decreases approximately 7% (sequential quarter)
- Net Interest Margin decreases by 18 basis points (sequential quarter)
- Non-Interest Income decreases by approximately 17% (sequential quarter)
- Operating Expenses decrease by approximately 1% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.6
$9.6
$8.9
$8.3
$8.2
$7.6
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Non-Interest Income



(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.1
$1.3
$1.1
$1.0
$1.2
$1.0
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$7.2
$7.6
$7.5
$6.6
$7.0
$6.9
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$3.4
$3.4
$2.5
$2.7
$2.3
$1.7
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Pre-Tax Income


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$3.6
$3.5
$1.6
$2.2
$2.1
$1.7
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Quarterly Net Income


(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.6
$2.4
$1.1
$1.6
$1.5
$1.2
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Diluted Earnings Per Share


$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$0.34
$0.31
$0.15
$0.21
$0.20
$0.16
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.64%
3.59%
3.30%
2.95%
2.84%
2.66%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
67.95%
68.78%
75.12%
71.04%
74.91%
80.31%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
0.95%
0.87%
0.41%
0.55%
0.50%
0.40%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
(2.50)%
8.46%
7.81%
3.70%
5.14%
4.78%
3.77%
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Balances and Activity

Developments

- Loans Held for Investment balance decreases by approximately 3% (sequential quarter)
- Yield on Loans Held for Investment decreases 24 basis points from December 31, 2019
- Total Deposits balance increases by approximately 1% (sequential quarter)
- Deposit costs decline by 19 basis points from December 31, 2019
- Total Borrowings decline by approximately 15% (sequential quarter)
- Borrowing costs decline by 36 basis points from December 31, 2019

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$91
$82
$74
$123
$198
$207
$924
$942
$914
$903
$885
$855
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$480
$479
$476
$491
$483
$488
$328
$347
$327
$299
$289
$258
$111
$108
$106
$105
$105
$103
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$93
$82
$29
$44
$48
$30
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/20	Interest Rate	Balance as of 12/31/19	Interest Rate
Single-Family	$ 257,864	3.83%	$ 347,344	4.20%
Multi-Family	488,412	4.16%	479,151	4.34%
Commercial Real Estate	102,551	4.67%	107,613	4.98%
Construction	7,135	5.99%	6,914	7.04%
Other	141	5.25%	-	-
Commercial Business	882	6.45%	578	6.09%
Consumer	95	15.00%	140	15.00%
Total Loans Held for Investment	$ 857,080	4.14%	$ 941,740	4.38%
Advance Payments of Escrows	142		56	
Deferred Loan Costs, net	6,402		6,854	
Allowance for Loan Losses	(8,538)		(6,921)	
Total Loans Held for Investment, net	855,086		941,729	

Loan Composition as of 12/31/20


Other 0%
Construction 1%
Commercial Business 0%
Commercial Real Estate 12%
Consumer 0%
Single-Family 30%
Multi-Family 57%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$131
$131
$131
$141
$136
$116
$191
$186
$186
$170
$161
$154
$641
$648
$650
$723
$744
$756
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 12/31/2020	Rate	At 12/31/2019	Rate
Checking Accounts - Non Interest-Bearing	$ 109,609	- %	$ 85,846	- %
Checking Accounts - Interest-Bearing	314,163	0.05%	269,454	0.12%
Savings Accounts	289,133	0.06%	259,035	0.20%
Money Market Accounts	43,310	0.14%	33,418	0.28%
Time Deposits	153,753	0.82%	185,897	1.13%
Total Deposits	$ 909,968	0.18%	$ 833,650	0.37%

Deposit Composition at 12/31/20



12%
34%
32%
5%
17%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 12/31/2020	Rate	At 12/31/2019	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	5,000	-	-	-
Over Six to Twelve Months	21,015	1.75%	10,000	3.92%
Over One to Two Years	30,000	1.90%	31,078	2.41%
Over Two to Three Years	20,000	2.00%	30,000	1.90%
Over Three to Four Years	20,000	2.50%	20,000	2.00%
Over Four to Five Years	20,000	2.70%	20,007	2.50%
Over Five Years	-	-	20,000	2.70%
Total Borrowings	$ 116,015	2.05%	$ 131,085	2.41%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio of 0.88% on December 31, 2020
- Provision for Loan Losses declines to $39,000
- No REO
- Early-Stage Delinquencies remain at low levels
- Loans in Forbearance declined to $2.6 million, approximately 0.30% of gross loans held for investment on December 31, 2020.

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20	12/31/20
Non-Performing Assets	$5,230	$3,427	$3,635	$4,924	$4,532	$10,270
NPA to Total Assets	0.47%	0.31%	0.33%	0.42%	0.38%	0.88%
ALLL to LHI	0.74%	0.73%	0.85%	0.91%	0.96%	0.99%

(Recovery) Provision for Loan Losses



(In Thousands)
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
$(181)
$(22)
$874
$448
$220
$39
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Non-Performing Asset Composition 12/31/20



0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$6,929
$6,921
$7,810
$8,265
$8,490
$8,538
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20

ALLL Allocation as of 12/31/20



1%
0%
1%
0%
13%
32%
53%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At December 31, 2020				At December 31, 2019			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars in Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$ 348	33	$ 10,270	2	$ 982	16	$ 3,390
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	1	37
Consumer Loans	-	-	-	-	-	-	-	-
Total	1	$ 348	33	$ 10,270	2	$ 982	17	$ 3,427

Net Charge-Offs (Recoveries)



(In Thousands)
$20
$-
$(20)
$(40)
$(34)
$(14)
$(15)
$(7)
$(5)
$(9)
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California (1) Balance	Southern California (1) Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$ 71,881	28%	$ 115,141	45%	$ 70,546	27%	$ 296	0%	$ 257,864	100%
Multi-Family	69,025	14%	314,635	65%	104,453	21%	299	0%	488,412	100%
Commercial Real Estate	23,462	23%	45,342	44%	33,747	33%	-	0%	102,551	100%
Construction	861	12%	6,274	88%	-	0%	-	0%	7,135	100%
Other	-	0%	141	100%	-	0%	-	0%	141	100%
Total	$ 165,229	19%	$ 481,533	56%	$ 208,746	25%	$ 595	0%	$ 856,103	100%

(1) Other than Inland Empire.

Geographic Location 12/31/20



0%
19%
25%
56%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL
Loan Balance (In Thousands)	$54,173	$1,089	$749	$4,106	$14,485	$29,054	$40,301	$57,948	$52,261	$254,166
Weighted Avg. LTV [1]	53%	47%	34%	63%	57%	67%	66%	58%	66%	61%
Weighted Avg. Age (In Years)	15.22	7.65	6.54	5.63	4.28	3.58	2.52	1.38	0.44	4.84
Weighted Avg. FICO [2]	731	745	743	748	756	734	743	768	750	747
Number of Loans	240	14	7	6	31	48	68	99	70	583
Geographic Breakdown (%)										
Inland Empire	36%	62%	33%	16%	22%	35%	52%	13%	15%	28%
Southern California [3]	52%	18%	41%	68%	46%	47%	39%	50%	33%	45%
Other California	11%	20%	26%	16%	32%	18%	9%	37%	52%	27%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL
Loan Balance (In Thousands)	$18,710	$10,974	$22,158	$41,620	$88,623	$58,820	$66,513	$97,963	$83,391	$488,412
Weighted Avg. LTV [1]	40%	45%	47%	48%	48%	47%	44%	49%	52%	47%
Wt. Avg. Debt Coverage Ratio [2]	1.88x	1.84x	1.85x	1.73x	1.67x	1.64x	1.54x	1.58x	1.57x	1.64x
Weighted Avg. Age (In Years)	12.00	7.39	6.47	5.41	4.44	3.58	2.58	1.44	0.46	3.34
Weighted Avg. FICO [3]	737	779	768	755	765	750	757	764	762	760
Number of Loans	35	24	39	80	113	95	85	103	84	658
Geographic Breakdown (%)										
Inland Empire	24%	41%	12%	16%	11%	18%	12%	10%	15%	14%
Southern California [4]	60%	49%	49%	61%	61%	66%	68%	68%	68%	64%
Other California	14%	10%	39%	23%	28%	16%	20%	22%	17%	22%
Other States	2%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL [5][6]
Loan Balance (In Thousands)	$8,099	$2,762	$8,124	$15,350	$11,939	$16,239	$14,488	$18,215	$7,335	$102,551
Weighted Avg. LTV [1]	41%	42%	31%	38%	46%	42%	42%	43%	37%	41%
Wt. Avg. Debt Coverage Ratio [2]	2.05x	1.76x	2.39x	1.81x	1.59x	1.67x	1.65x	1.44x	1.56x	1.75x
Weighted Avg. Age (In Years)	8.31	7.74	6.37	5.44	4.62	3.32	2.57	1.47	0.74	3.92
Weighted Avg. FICO [3]	750	789	752	753	761	777	756	758	731	758
Number of Loans	8	5	15	21	18	19	24	20	10	140
Geographic Breakdown (%)										
Inland Empire	87%	29%	18%	30%	12%	24%	12%	11%	7%	23%
Southern California [4]	13%	71%	58%	27%	58%	47%	42%	52%	47%	44%
Other California	0%	0%	24%	43%	30%	29%	46%	37%	46%	33%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $35.6 million in Office; $20.4 million in Retail; $20.4 million in Mixed Use ($7.8 million in Multi-Family/Retail, $4.5 million in Office/Retail, $2.7 million in Multi-Family/Office and $5.4 million in Other Mixed Use); $7.4 million in Warehouse; $7.3 million in Medical/Dental Office; $6.2 million in Mobile Home Parks; $2.6 million in Mini-Storage; $1.1 million in Restaurant/Fast Food; $755 thousand in Live/Work Unit; $535 thousand in Automotive – Non-Gasoline; and $257 thousand in Light Industrial/Manufacturing.
(6) Consisting of $96.4 million or 94.0% in investment properties and $6.2 million or 6.0% in owner occupied properties.

Loans in Forbearance (12/31/2020)

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV[1]	Weighted Avg. FICO[2]	Weighted Avg. Debt Coverage Ratio[3]	Weighted Avg. Forbearance Granted[4]
Single-Family Loans	6	$ 1,835	75 %	725	N/A	6.0
Multi-Family Loans	2	$ 763	56 %	711	1.26 x	5.0
Total Loans In Forbearance	8	$ 2,598	69 %	721	1.26 x	5.7

[1] Current loan balance in comparison to the original appraised value.
[2] At time of loan origination, borrowers and/or guarantors.
[3] At time of loan origination.
[4] In months.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 3.56% cash dividend yield (approximately)
- No stock repurchased in the second quarter of fiscal 2021

Stock Repurchase Plan Activity



(# of Shares)
50,000
40,000
30,000
20,000
10,000
-
16,924
2,361
46,756
-
-
-
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20	12/31/20
Tier 1 Leverage Ratio	10.21%	10.24%	10.36%	10.13%	9.64%	9.78%
CET1 Ratio	16.32%	16.62%	17.26%	17.51%	16.94%	18.30%
Tier 1 Risk-Based Capital Ratio	16.32%	16.62%	17.26%	17.51%	16.94%	18.30%
Total Risk-Based Capital Ratio	17.37%	17.65%	18.45%	18.76%	18.19%	19.56%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	03/31/19	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20	12/31/20
Price/TBV	1.23x	1.30x	1.27x	1.32x	0.92x	0.80x	0.71x	0.94x